FCF P-2 07/09

SUPPLEMENT DATED July 9, 2009

TO THE PROSPECTUS DATED FEBRUARY 1, 2009

OF

FRANKLIN INCOME FUND

(a series of Franklin Custodian Funds)

The prospectus is amended as follows:

I. The third paragraph under the "Goals and Strategies - Main Investment Strategies" section on page 41 is revised as follows:

The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s (S&P®) and Moody’s Investors Service (Moody’s) are considered investment grade. Securities rated Ba or lower by Moody’s or BB or lower by S&P® are considered to be below investment grade.

II. The fifth paragraph under the "Goals and Strategies - Main Investment Strategies" section on page 41 that begins "As of September 30, 2008,…" has been replaced with the following:

As of March 31, 2009, approximately 50.2% of the Fund's net assets were invested in lower-rated and comparable quality unrated debt securities.

Please keep this supplement for future reference.